EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NO. 2
Dated as of October 28, 2020
to
CREDIT AGREEMENT
Dated as of August 14, 2019
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of October 28, 2020 by and among Booking Holdings Inc., a Delaware corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 14, 2019 by and among the Company, the Dutch Borrower from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:
““Amendment No. 2 Effective Date” means October 28, 2020.”
““Amsterdam Campus” means the office building under construction in Amsterdam, the Netherlands, and currently designated as the future headquarters of Booking.com.”
““Amsterdam Campus Disposition” means any sale, disposition or other transfer of the Amsterdam Campus.”

““Restricted Payment” has the meaning assigned to it in Section 6.06.”
““Restricted Period” means the period commencing on the Amendment No. 2 Effective Date and ending on the Restricted Period Termination Date.”
““Restricted Period Termination Date” means the earlier of (i) the date on which Financials for the fiscal quarter of the Company ending June 30, 2023 have been delivered to the Administrative Agent pursuant to Section 5.01, together with the compliance certificate required by Section 5.01(c) demonstrating that the Company was in compliance with Section 6.03(a) as of the end of such fiscal quarter and (ii) the date on which the Company (x) delivers Financials to the Administrative Agent for any fiscal quarter of the Company ending after the Amendment No. 2 Effective Date, together with the compliance certificate required by Section 5.01(c) demonstrating that the Company was in compliance with Section 6.03 for such fiscal quarter as such Section 6.03 was in effect on the date immediately prior to the Amendment No. 1 Effective Date, as of the end of such fiscal quarter (i.e., the Leverage Ratio was equal to or less than 4.00 to 1.00 for such fiscal quarter) and (y) notifies the Administrative Agent in writing that it elects to end the Restricted Period.”
(b)    Section 5.01(c) of the Credit Agreement is amended to restate clause (ii) thereof in its entirety as follows:
“(ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.03 (it being understood and agreed that, notwithstanding the fact that the Leverage Ratio will not be tested pursuant to Section 6.03(a) for the fiscal quarters of the Company ending June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, the Company will continue to provide reasonably detailed calculations in respect of the Leverage Ratio for each such fiscal quarter pursuant to this clause (c)),”
(c)    Section 6.01(e) of the Credit Agreement is restated in its entirety as follows:
“(e)    solely following the termination of the Restricted Period (for the avoidance of doubt it being understood and agreed that no Liens are permitted to exist in reliance on this clause (e) during the Restricted Period), Liens arising in connection with any Securitization; provided that (i) such Liens do not encumber any assets other than the receivables or other assets being financed, the property securing or otherwise relating to such receivables or other assets, and the proceeds thereof and (ii) the aggregate principal amount of the Indebtedness and other obligations subject to such Liens does not at any time exceed $500,000,000;”
(d)    Section 6.01 of the Credit Agreement is further amended to (1) delete the “and” at the end of clause (h) thereof, (2) insert new clauses (i) and (j) therein immediately following clause (h) thereof as follows and (3) redesignate the existing clause (i) therein as clause (k) and restate such new clause (k) in its entirety as follows:
“(i)    Liens on the Amsterdam Campus arising out of or in connection with the Amsterdam Campus Disposition;
(j)    Liens related to the procurement of surety bonds, debt instruments, insurance or other collateral purchase or provided in order to permit any Subsidiary of the Company to meet adequate surety or other regulatory requirements as obliged by consumer protection and seller of travel regulations, including but not limited to the requirements of

Directive (EU) 2015/2302 of the European Parliament and of the Council of 25 November 2015 on package travel and linked travel arrangements, amending Regulation (EC) No 2006/2004 and Directive 2011/83/EU of the European Parliament and of the Council and repealing Council Directive 90/314/EEC (the Package Travel Directive) and all national implementing legislation of this Directive in any relevant EU member state and any materially similar requirements associated with the sale of travel services in other jurisdictions outside of the European Union; and
(k)    additional Liens on assets of the Company or any of its Subsidiaries not otherwise permitted by this Section 6.01 so long as the aggregate principal amount of the Indebtedness and other obligations subject to such Liens does not at any time exceed, with respect to Liens on assets of the Borrowers and all Material Domestic Subsidiaries, (A) during the Restricted Period, the greater of (i) $500,000,000 or (ii) 2.5% of Consolidated Total Assets and (B) following the termination of the Restricted Period, the greater of (i) $1,500,000,000 or (ii) 10% of Consolidated Total Assets (in the case of each of the foregoing clauses (A) and (B), determined by reference to the most recent financial statements of the Company delivered pursuant to Section 5.01(a) or 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to such Section, the most recent financial statements referred to in Section 3.04(a)).”
(e)    Section 6.02(a) of the Credit Agreement is amended to (1) delete the “and” at the end of clause (iv) thereof, (2) replace the period at the end of clause (v) thereof with “; and” and (3) insert a new clause (vi) therein immediately following clause (v) thereof as follows:
“(vi)    the Company may consummate the Amsterdam Campus Disposition.”
(f)    Section 6.03 of the Credit Agreement is restated in its entirety as follows:
“SECTION 6.03    Financial Covenant.
(a)    Maximum Leverage Ratio. The Company will not permit the ratio (the “Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after June 30, 2019 (excluding, solely to the extent that the Restricted Period has not been terminated by the Company pursuant to the terms of clause (ii) of the definition of Restricted Period Termination Date, in which case the exclusion in this parenthetical shall be immediately null and void and of no further force or effect upon the occurrence of such termination, the fiscal quarters of the Company ending June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, it being understood and agreed that if the Restricted Period has been so terminated by the Company, then (I) the financial covenant under this Section 6.03(a) shall immediately cease to be so excluded and shall instead be so tested on each fiscal quarter of the Company ending on and after such Restricted Period Termination Date and (II) this Section 6.03(a) shall be immediately and automatically amended, without further action, consent or notice on the part of any Person party to this Agreement, so that the maximum Leverage Ratio permitted under this Section 6.03 for any fiscal quarter ending on or after the Restricted Period Termination Date shall be 4.00 to 1.00), of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than (A) 5.25 to 1.00 for the fiscal quarter ending June 30, 2022, (B) 5.00 to 1.00 for the fiscal quarter ending September 30,

2022, (C) 4.75 to 1.00 for the fiscal quarter ending December 31, 2022, (D) 4.50 to 1.00 for the fiscal quarter ending March 31, 2023 and (E) 4.00 to 1.00 for the fiscal quarter ending June 30, 2023 and each fiscal quarter ending thereafter.
(b)    Minimum Liquidity. During the period from and after the Amendment No. 1 Effective Date through and including March 31, 2022, the Company will at all times maintain Liquidity in an amount equal to or greater than the Minimum Liquidity Amount.”
(g)    A new Section 6.06 is added to Article VI of the Credit Agreement immediately following Section 6.05 as follows:
“SECTION 6.06.    Restricted Payments. During the Restricted Period, the Company (i) will not declare or make, or agree to pay or make, directly or indirectly, any cash dividend or other cash distribution and (ii) will not, and will not permit any of its Subsidiaries to, make share repurchases with respect to the Company’s shares (the actions described in the foregoing clauses (i) and (ii), collectively, the “Restricted Payments”), except the Company and its Subsidiaries may make Restricted Payments so long as both immediately prior to and immediately after giving effect (including giving effect on a pro forma basis) to such Restricted Payment (i) no Default or Event of Default has occurred and is continuing and (ii) (A) prior to the occurrence of the Specified Leverage Covenant Reporting Date, the Company’s Liquidity on a pro forma basis is equal to or greater than $6,000,000,000 or (B) upon and following the occurrence of the Specified Leverage Covenant Reporting Date, the Company is in compliance on a pro forma basis with the financial covenant set forth in Section 6.03(a). As used herein, “Specified Leverage Covenant Reporting Date” means the date on which Financials for the fiscal quarter of the Company ending June 30, 2022 have been delivered to the Administrative Agent pursuant to Section 5.01, together with the compliance certificate required by Section 5.01(c) demonstrating that the Company was in compliance with Section 6.03(a) as of the end of such fiscal quarter. Notwithstanding anything contrary herein and for the avoidance of doubt, this Section 6.06 shall not restrict the Company or any of its Subsidiaries from declaring or making, or agreeing to pay or make, directly or indirectly, any other form of payment, dividend or distribution other than a Restricted Payment, including, without limitation, (a) the declaration and payment of dividends by the Company with respect to its Equity Interests payable solely in additional shares of its common stock, (b) declaration and payment of dividends by any non-wholly owned Subsidiary ratably with respect to their Equity Interests, (c) any declaration and payment of dividends or any other distribution with respect to its Equity Interests by an wholly-owned Subsidiary, (d) payments by the Company pursuant to and in accordance with equity incentive compensation plans or awards or other benefit plans for management or employees of the Company and its Subsidiaries including effecting the net exercise of stock options, (e) payments, distributions and transfers among the Company and its wholly-owned Subsidiaries for cash management and other purposes in the ordinary course of business and (f) payments by the Company in connection with the retention or repurchase of Equity Interests in payment of or to otherwise satisfy withholding taxes in connection with the vesting, distribution or exercise of awards under equity incentive compensation.”
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.
3.Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company and are enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in Article III of the Credit Agreement, as amended hereby, are true and correct (other than the representations and warranties in Sections 3.04(b) and 3.06(b) of the Credit Agreement) in all material respects (except to the extent that any representation and warranty that is qualified by materiality is true and correct in all respects).
4.Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BOOKING HOLDINGS INC.,
as the Company

By: /s/ David Goulden
Name: David Goulden
Title: Chief Financial Officer
Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By: /s/ Ryan Zimmerman
Name: Ryan Zimmerman
Title: Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Kyle Oberkrom
Name: Kyle Oberkrom
Title: Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

CITIBANK, N.A.,
as a Lender

By: /s/ Javier Escobar
Name: Javier Escobar
Title: Director & Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

BNP PARIBAS,
as a Lender

By: /s/ Barbara Nash
Name: Barbara Nash
Title: Managing Director

By: /s/ Stefano Locatelli
Name: Stefano Locatelli
Title: Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

TD BANK, N.A.,
as a Lender

By: /s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

WELLS FARGO BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Evan Waschitz
Name: Evan Waschitz
Title: Director

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ James Smith
Name: James Smith
Title: Vice President, Relationship Manager

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

STANDARD CHARTERED BANK,
as a Lender

By: /s/ James Beck
Name: James Beck
Title: Associate Director

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By: /s/ Zhenyuan Xie
Name: Zhenyuan Xie
Title: AVP

By: /s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Director
Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 14, 2019
Booking Holdings Inc.